SUPPLEMENT TO

CALVERT FUND OF FUNDS PROSPECTUS
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

Prospectus dated January 31, 2008

Date of Supplement:  October 8, 2008

Under “About Calvert” on page 31 of the Prospectus, delete the text after the second sentence of the second paragraph and replace with the following

Natalie A. Trunow is head of the Allocation Committee.  She has served as Calvert Senior Vice President, Head of Equities, since August 2008, and oversees investment strategy and management of all of Calvert’s balanced, equity and asset allocation portfolios.  Prior to August 2008, Ms. Trunow served as the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management. The Funds’ Statement of Additional Information provides additional information about Ms. Trunow’s management of other accounts, compensation and ownership of securities in each Fund.